UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CBAK ENERGY TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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IMPORTANT INVESTOR INFORMATION - YOUR VOTE COUNTS!

Notice of Internet Availability of Proxy Materials

Your name, number of shares and Control Number appear in the upper-left-hand corner of this Notice for online voting purposes.

To vote your shares, please follow the instructions listed below.

Important Notice Regarding the Availability of Proxy Materials for the CBAK Energy Technology, Inc. Shareholder Meeting to Be Held on DECEMBER 6, 2021 (“2021 Annual Meeting”)

(1) This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

(2) The proxy statement and annual report to security holders are available at http://onlineproxyvote.com/CBAK/

(3) If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before November 5, 2021 to facilitate timely delivery.

The CBAK Energy Technology, Inc. 2021 Annual Meeting will be held on December 6, 2021, at 9:00 a.m. local time, at BAK Industrial Park, Meigui Street, Huayuankou Economic Zone, Dalian City, 116450, People’s Republic of China. A description of the matters to be voted on, and the recommendations of the Board of Directors regarding these matters, appear on the second page of this notice. Instructions for voting your shares also appear below.

How to vote online:

Step 1: Go to http://onlineproxyvote.com/CBAK/
Step 2: Enter your control number as included in this Notice and click “submit” to access the proxy materials.
Step 3: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.
Step 4: To vote online, click on the designated link and follow the on-screen instructions.

How to receive a copy of the proxy materials by mail or e-mail for this meeting or for future shareholder meetings:

Telephone: Call the Company’s transfer agent, Securities Transfer Corporation, at (469) 633-0101.

Email: Send an email with “CBAK Energy Technology Proxy Materials Order” in the subject line and in the body of the message, include your full name, address, and request, to: proxyvote@stctransfer.com

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOITCE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. To receive directions to the meeting, please contact CBAK Energy Technology, Inc.’s Investor Relations Department at BAK Industrial Park, Meigui Street, Huayuankou Economic Zone, Dalian City, 116450, People’s Republic of China; Telephone: 86-411-39185985; Fax: 86-411-39185980; E-mail: IR@cbak.com.cn.

Proposals to be voted on at CBAK Energy Technology, Inc.’s 2021 Annual Meeting are listed below along with the recommendations of the Board of Directors of the Company.

The Board of Directors recommends that you vote FOR the following:

1.	Elect as Directors the nominees listed below:

01	Yunfei Li	FOR ☐	AGAINST ☐	ABSTAIN ☐
02	J. Simon Xue	FOR ☐	AGAINST ☐	ABSTAIN ☐
03	Martha C. Agee	FOR ☐	AGAINST ☐	ABSTAIN ☐
04	Jianjun He	FOR ☐	AGAINST ☐	ABSTAIN ☐
05	Xiangyu Pei	FOR ☐	AGAINST ☐	ABSTAIN ☐

The Board of Directors recommends that you vote FOR the following:

2.	Ratify the selection of Centurion ZD CPA & Co. as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2021.

FOR ☐	AGAINST ☐	ABSTAIN ☐

The Board of Directors recommends that you vote FOR the following:

3.	Vote to approve an amendment to the Company’s Articles of Incorporation to authorize 10,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”) of the Company, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company’s Board of Directors from time to time.

FOR ☐	AGAINST ☐	ABSTAIN ☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or adjournments thereof.